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                    VANGUARD(R) BOND AND MONEY MARKET FUNDS
                              PROSPECTUS SUPPLEMENT
                                  APRIL 7, 2000

Effective April 7, 2000, all Vanguard bond and money market funds will start to credit dividends to shareholder accounts on a "next business day" basis. This means that newly purchased shares in these funds will begin to earn dividends on the first business day after the purchase. The shares will continue to earn dividends until the first business day after they are redeemed.
















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Vanguard Marketing Corporation, Distributor.                    PSCD1-04/07/2000